Amedisys First Quarter 2022 Earnings Call Supplemental Slides April 28th, 2022 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. Forward-looking statements

Our Key Areas of Focus

Strategic areas of focus and progress made during Q1'22

1 Organic Growth

- **Home Health***: Total same store admissions +2%
- **Hospice**: Total same store admissions +2%, ADC -3%
- **Personal Care**: PC Network drove ~$345K in revenue to Home Health and Hospice via care coordination

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Q1'22 Voluntary Turnover 19.4%
- 514 Hospice BD FTE's as of Q1'22 (+38 over PY)
- 851 Home Health BD FTE's as of Q1'22 (+30 over PY)

3 Clinical Initiatives

- Quality: Amedisys Jan'22 release STARS score of 4.33 (SHP: 4.5 STARS)
- 99% of care centers at 4+ Stars based on July 2022 preview
- 43 Amedisys care centers rated at 5 Stars in the July 2022 preview
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.8% (vs. 47.6% in 1Q'21)
  - Current PTA Ratio: 53.4% (vs. 52.5% in 1Q'21)

5 M&A

- Acquired Evolution Health on 4/1/22 expanding our footprint in TX, OK and OH (15 care centers)
- Acquired 2 care centers from Assisted Care Home Health in North Carolina on 4/1/22

6 Regulatory

2022 Reimbursement

- Final Home Health industry rule net +3.2% increase
- Final Hospice industry rule net +2.0% increase (effective 10/1/21)
- Sequestration suspension extended until 6/30/22. Full 2% through 3/31/22, reduced to 1% through 6/30/22

2023 Reimbursement

- Proposed FY'23 Hospice industry rule net +2.7% increase (effective 10/1/22)

Note: Home Health same store volume is defined as admissions plus recertifications

3

Highlights and Summary Financial Results (Adjusted): 1Q 2022[1]

Home Health total same store admissions +2%; Hospice same store admissions +2%; EBITDA margin decline driven by the addition of Contessa, Hospice ADC decline and labor costs amedisys

Amedisys Consolidated

- Revenue Growth: +2%
- EBITDA: $66M (-16%, ex. Contessa -7%)
- EBITDA Margin: 12.2% (ex. Contessa: 13.4%)
- EPS: $1.23 (-20%)

Adjusted Financial Results

$ in Millions, except EPS		1Q21		1Q22
Home Health	$	328.6	$	335.5
Hospice		191.5		193.1
Personal Care		17.0		14.0
High Acuity Care		-		2.7
Total Revenue	**$**	**537.1**	**$**	**545.3**
Gross Margin %		*46.2%*		*44.8%*
Adjusted EBITDA	**$**	**78.6**	**$**	**66.3**
		14.6%		***12.2%***
Adjusted EPS	**$**	**1.54**	**$**	**1.23**
Free cash flow [4]	**$**	**49.7**	**$**	**43.9**

Balance Sheet & Cash Flow

- Net debt: $375.2M
- Net Leverage ratio: 1.3x
- Revolver availability: $522.5M
- CFFO: $48.6M
- Free cash flow [4]: $43.9M
- DSO: 46.3 (vs. Q1'21 of 43.9 and up 3.1 days since Q4)

Home Health

Same Store [2][3]:
- Total Admissions: +2%
- Total Volume: Flat

Other Statistics:
- Revenue per Episode[5]: $3,013 (+2.8%)
- Total Cost per Visit: $106.26 (+9.4%)
- Medicare VPE decreased 0.9

Hospice

Same Store Volume [3]:
- Admissions: +2%
- ADC: -3%

Other Statistics:
- Revenue per Day: $166.04 (+3.9%)
- Cost per day: $90.43 (+10.5%)

Personal Care

Growth Metrics:
- Billable hours/quarter: -26%
- Clients served: -23%

Other Statistics:
- Revenue per hour: +11%
- Cost per hour: +16%

High Acuity Care

Growth Metrics:
- Total Admissions: 333
- Number of JV's: 9

Other Statistics:
- Patient Satisfaction: 97%

1. *The financial results for the three-month periods ended March 31, 2021 and March 31, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Medicare sequestration suspended 5/1/20.*

4

Our Revenue Sources: 1Q'22



Amedisys Consolidated Revenue
2.6%
0.5%
35.4%
61.5%
Home Health
Hospice
Personal Care
High Acuity Care



Home Health Revenue
19.1%
14.1%
66.8%
Medicare FFS
Private Episodic
Per Visit



Hospice Revenue
5.5%
94.5%
Medicare FFS
Private

- **Home Health**: 333 care centers; 34 states & D.C.
- **Hospice**: 175 care centers; 34 states
- **Personal Care**: 14 care centers; 3 states
- **High Acuity Care:** 9 Joint Ventures; 6 states; 24 referring hospitals
- **Total AMED: 531 care centers; 38 states and D.C.**

- **Medicare FFS**: Reimbursed over a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us over a 30-day period of care, majority of which range from 95% - 100% of Medicare rates
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

5

Home Health and Hospice Segment (Adjusted) – 1Q 2022(1) Revenue per Episode up 2.8% (primarily due to +3.2% rate increase effective 1/1/2022 partially offset by higher LUPAs and LBPs driven by Omicron and a shift in patient mix) Y/Y CPV up $9.09 (+9.4%, primarily due to planned wage increases, wage inflation, sign-on bonuses, higher new hire pay and the impact of lower visits) Visits per episode decreased 0.9 (Medicare) Cost per episode +2.4% (Medicare) Home Health Highlights Net revenue per day +3.9% (primarily due to +2.0% Hospice rate update effective 10/1/2021 and lower revenue adjustments) Cost per day up $8.58 (+10.5% primarily due to fixed costs associated with salaried employees on a lower census, planned wage increases, wage inflation, sign-on bonuses and higher visits performed by hourly employees as prior year was impacted by access restrictions due to COVID-19) Hospice Highlights The financial results for the three-month periods ended March 31, 2021 and March 31, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Pre-Corporate EBITDA does not include any corporate G&A expenses. Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume or admissions of the prior period. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. Average Medicare revenue per completed episode reflects the suspension of sequestration effective May 1, 2020. HOSPICE $ in Millions 1Q21 1Q22 Medicare $181.5 $182.5 Non-Medicare 10 10.6 Hospice Revenue $191.5 $193.1 Gross Margin % 0.48799999999999999 0.45500000000000002 Pre-Corporate EBITDA (2) $47.5 $36.9 0.248 0.19109269808389434 Operating Statistics Admit growth - same store (4) 0.05 0.02 ADC growth - same store (4) -0.04 -0.03 ADC 13321 12920 Avg. discharge length of stay 94 89 Revenue per day (net) $159.76 $166.04 Cost per day $81.849999999999994 $90.43 HOME HEALTH $ in Millions 1Q21 1Q22 2021 Medicare $221.4 $224.1 914.5 Non-Medicare 107.2 111.4 439.3 Home Health Revenue $328.6 $335.5 $1,353.8 Gross Margin % 0.45800000000000002 0.45700000000000002 0.45100000000000001 Pre-Corporate EBITDA (2) $70.900000000000006 $70.3 $281.60000000000002 0.21576384662203288 0.21 0.20799999999999999 Operating Statistics Same Store Growth (3)(4) Total admissions 0.05 0.02 0.06 Total volume 0.06 0 0.05 Medicare revenue per episode (5) $2,931 $3,013 $2,959 Medicare recert rate 0.35499999999999998 0.34200000000000003 0.35099999999999998 Total cost per visit $97.17 $106.26 $101.46

General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue increased 110 basis points ($9 million); $2 million increase excluding Contessa (G&A as a % of revenue excluding Contessa = 31.8%) Increases due to the addition of resources to support growth, planned wage increases, higher travel and training spend and increased information technology fees partially offset by lower non-cash compensation costs. Total G&A decreased $4 million sequentially The financial results for the three-month periods ended March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impacted by COVID-19, acquisitions and investments to drive volume growth

Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted

YOY Total CPV impacted by planned wage increases, wage inflation (primarily sign-on bonuses) and an increase in new hire pay

Components	1Q'21	4Q'21	1Q'22	YoY Variance	Detail	Initiatives
Salaries	$64.54	$69.73	$70.30	$5.76	YoY increase due to planned wage increases, wage inflation, sign-on bonuses (1.8%) and new hire pay (1.7%) Sequential increase due to higher sign-on bonuses partially offset by one less holiday	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$5.37	$4.93	$5.61	$0.24	YoY and Sequential variances due to higher costs on relatively consistent utilization – Contractor visits down 14% y/y	Focused efforts on filling positions with full-time clinicians
Benefits	$10.95	$14.52	$12.42	$1.47	YoY increase due to higher payroll taxes on the salary increases/bonuses described above, higher workers compensation costs and the impact of lower visits on relatively flat health insurance costs Sequential decrease due to the seasonality of claims	Focus on cost containment and spend optimization with specific focus on high-cost claims
Transportation & Supplies	$6.81	$7.10	$7.31	$0.50		
***Visiting Clinician CPV**	**$87.67**	**$96.28**	**$95.64**	**$7.97**		
Clinical Managers	$9.50	$10.39	$10.62	$1.12	Fixed cost associated with non-visiting clinicians YoY increase driven by additional staff, planned wage increases and impact of fixed costs on lower visit volumes	Unit cost reduced as volume increases
Total CPV	$97.17	$106.67	$106.26	$9.09		

**Note: Direct comparison with industry competitors CPV calculation*



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$87.67
$96.28
$95.64
1Q21
4Q21
1Q22
Salaries
Contractors
Benefits
Transportation

8

Driving Top Line Growth Home Health total volume, Hospice admissions and ADC, as well as Personal Care billable hours lagging due to prolonged COVID-19 impacts (staffing challenges and increase in hospice discharge rate) Home Health Total Volume Hospice Growth Personal Care Total Hours / Quarter

Industry Leading Quality Scores Amedisys maintains a 4-Star average in the Jul 2022 HHC Preview with 99% of our providers (representing 99% of care centers) at 4+ Stars and 76% of our providers (representing 81% of care centers) at 4.5+ Stars. 29 Amedisys providers (representing 43 care centers) rated at 5 Stars. Notes: (1) CMS did not provide QPC Star and HH-CAHPS performance releases in 2021 due to COVID-19 PHE. (2) Jul 2022 QPC Star Preview performance period = Oct 2020 – Sep 2021 (Jul 2019 - Mar 2020 for ACH). (3) Apr 2022 HH-CAHPS Preview performance period = Oct 2020 – Sep 2021 (4) Recent acquisitions excluded from latest QPC and HH-CAHPs results. Metric OCT 20 Release JAN 22 Release APR 22 Preview Jul 22 Preview Quality of Patient Care 4.33 4.33 4.38 4.46 Entities at 4+ Stars 92% 92% 97% 99% Metric APR 20 Release OCT 20 Release JAN 22 Release APR 22 Preview Patient Satisfaction Star 3.79 4.28 3.61 3.73 Performance Over Industry +6% +7% +3% N/A Quality of Patient Care (QPC) Patient Satisfaction (PS) CMS Blind Period CMS Blind Period

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality Notes: Included in the above analysis are active care centers. Acquired locations were only included if their acquisition date was before the start of the reporting window. Above excludes Asana, Aseracare, and CCH acquisitions. * Hospice Visits When Death is Imminent, Measure 1 is referencing discharges from Jan 2019 through Dec 2019

Debt and Liquidity Metrics Net leverage ~1.3x Net debt defined as total debt outstanding ($446.1M) less cash ($70.9M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($287.3M). Liquidity defined as the sum of cash balance and available revolving line of credit.

Cash Flow Statement Highlights (1) COVID-19 relief payroll tax deferral of ~$55M (half paid in December 2021; remainder due in December 2022). Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) The financial results for the three-month periods ended March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Other (income) expense, net includes ~$31.1 million gain on Medalogix equity method investment for the three-month period ended June 30, 2021. $000s Income Statement Line Item Q414 2Q15 3Q15 4Q15 1Q16 2Q16 2Q17 3Q17 2Q18 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Revenue Contingency accrual Net Service Revenue $0 $0 $-6,541 $0 $0 $0 Other Operating Income CARES Act funds Other Operating Income -6,780 -8,701 -4,603 4 0 0 Cost of Service COVID-19 costs Cost of Service, Excluding Depreciation & Amortization 6568 8480 4464 3513 4323 3733 Fuel supplement Cost of Service, Excluding Depreciation & Amortization 0 0 0 0 0 337 G&A Acquisition and integration costs G&A, Salaries and benefits 507 196 510 1071 419 316 COVID-19 costs G&A, Salaries and benefits 45 25 9 60 9 24 Executive Board of Directors transition award G&A, Salaries and benefits 0 0 0 0 0 3,500 Acquisition and integration costs G&A, Other 1046 1202 183 294 440 727 1003 1783 1686 891 1062 Legal fees - non-routine G&A, Other 8000 286 2824 616 459 1111 176 543 0 0 0 0 0 51 COVID-19 costs G&A, Other 132 192 151 139 131 129 Pre-acquisition legal settlement G&A, Other 0 0 1,825 0 0 0 Other Items Interest component of certain items Interest expense 464 517 469 451 451 0 Other (income) expense, net (2) Total other (expense) income, net -3945 -1563 436 70 -1692 -115 -1635 0 0 ,-31,077 -66 188 2,298 Total -214 3748 2996 -2503 2614 447 27732 -586 -652 $5,815 $1,712 $,-33,010 $6,858 $6,412 $11,450 EPS Impact -0.01 0.12 9.1387688013335661E-2 0.02 0.14000000000000001 0.1 0.49 0.13 $0.02 $0.13 $0.04 $-0.74 $0.17 $0.15 $0.26

2022 Guidance

Amedisys 2022 Guidance

Revenue, EBITDA and EPS guidance ranges for FY 2022

($M except for EPS)	AMED Core Performance	High Acuity Care	Total AMED
Adjusted Revenue	$2,274 - $2,309	$56	**$2,330 - $2,365**
Adjusted EBITDA	$301 - $311	($26)	**$275 - $285**
Adjusted EPS	$5.88 - $6.10	($0.65)	**$5.23 - $5.45**

2022 EBITDA Impacts:
- Incentive Comp: ~$16M
- Incremental Contessa: ~$17M
- Omicron impact: ~$7M
- De Novos: ~$5M
- Investments: ~$3M

Total: ~$48M

- Additional impact from Contessa related to resources needed to service expanded Hospital @ Home JV pipeline, along with resources allocated to new Palliative Care business line.

Guidance Disclaimer

COVID-19 has impacted the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in both the disease itself as well as disruptions to the healthcare systems and the economy. Any future regulations or government interventions, spike in clinicians and BD staff on quarantine, staffing shortages due to current and proposed federal, state and local vaccine mandates, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance.

16

Environmental, Social, Governance (E.S.G.) Considerations

Environmental, Social, Governance (E.S.G.) Considerations Sustainable, high-quality, patient focused, home-based care model Environmental, Social, Governance Environmental Amedisys is dedicated to the sustainability of our business and the communities in which we serve Environmental health has a strong correlation with physical health A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.46 Stars) The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and personal care patients during a difficult time Governance Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level Our Board of Directors operates several sub-committees including: Quality of Care Committee Compliance & Ethics Committee Audit Committee Compensation Committee Nominating & Corporate Governance Committee Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations